Financial Instruments - Changes in Fair Value of Asset Measured on Recurring Basis Using Significant Unobservable Inputs (Level 3) (Detail) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
Fair Value Disclosures [Abstract]
Fair value at beginning of period	$ 6,344	$ 1,100
Realized and unrealized (losses) gains included in earnings	(3,224)	2,777
Settlements	(1,544)	23
Fair value at end of period	$ 1,576	$ 3,900